Exhibit 99.1

Investor Presentation – November 2013

Statements in this presentation that set forth expectations or predictions are based on facts and situations that are known to us as of November 13, 2013, the date of this filing. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 9-15 of our 2012 Form 10-K and other subsequent filings with the SEC. Statements in this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements. Investors may obtain a free copy of all filings containing information about Matson from the SEC at the SEC’s website at http://www.sec.gov after such documents have been filed with the SEC. In addition, copies of filings containing information about us can be obtained without charge by sending a request to Matson, Inc., 1411 Sand Island Parkway, Honolulu, Hawaii 96819, Attention: Investor Relations; by calling (510) 628-4021; or by accessing them on the web at http://www.matson.com.

Key Investment Highlights Great brand equity Leading market share in core Hawaii and Guam shipping lanes Significant advantages in premium China service Superior asset quality and flexibility Experienced management team Strong balance sheet and cash flow generation Attractive cash dividend

The Matson Brand Premier Ocean Transportation and Logistics Provider 130 years of Leadership in the Pacific Service and Reliability Beyond the Norm Financial Stability Delivering Value to Our Customers

Matson Ocean Transportation Hawaii: 3 Inter-island Barges LTM = Last twelve months as of September 30, 2013 HON = Honolulu; LB = Long Beach; OAK = Oakland; SEA = Seattle 2 Ships HON / OAK / LB 2 Ships HON / SEA / OAK 5 Ships LB / HON / Guam / China

Hawaii Service Third Quarter Performance Volume down 3.1 percent, after strong 1H gains Lull spread across several cargo types Favorable cargo mix helped offset volume decline Benefited from 9-ship fleet deployment Outlook for 4Q 2013 Expect volume near or modestly lower than prior year Core 9-ship fleet deployment expected

Hawaii: Economic Indicators Indicator (% Change YOY, except Unemployment rate) 2011 2012 2013F 2014F 2015F 2016F Real Gross Domestic Product 1 2.1 1.6 2.6 2.4 2.4 2.3 Visitor Arrivals 1 4.0 9.6 4.3 3.2 2.3 1.1 Construction Jobs 2 (0.3) 2.4 7.0 10.8 11.1 8.5 Residential Building Permits 2 (13.5) 18.6 22.8 50.8 19.1 4.5 Non-Residential Building Permits 2 (4.5) 50.3 5.9 21.9 12.0 2.2 Sources: 1. DBEDT: Hawaii Department of Business, Economic Development & Tourism; Quarterly Statistical & Economic Report, Third Quarter 2013, August 19, 2013 http://hawaii.gov/dbedt 2. UHERO: University of Hawaii Economic Research Organization; State Forecast Update, October 25, 2013 http://www.uhero.hawaii.edu Continued positive economic trends Construction activity key to sector container shipment growth Tourism continues at record levels

35% ownership stake in 6 west coast terminals Strategic Benefits Guaranteed berth/cranes Quick turn of vessels Maintain sailing schedules Fast cargo availability Quick truck turns Quick yard turns Flexibility to receive freight close to departure Increased customer satisfaction Dedicated Terminals Via SSAT Joint Venture

SSAT Joint Venture Third Quarter Performance Results impacted by higher than expected transition costs at Oakland terminal Overall market is flat on YOY basis Outlook for 4Q 2013 Oakland transition to be completed, positioning JV well for 2014 and beyond Modest losses expected

Guam Service Outlook for 4Q 2013 Muted ongoing economic activity Volume similar to 2012, assuming no new competitor enters market Third Quarter Performance Volume down slightly due to timing of vessel sailings Adverse arbitration decision related to previously co-owned terminal assets impacted trade by $3.8 million

China Expedited Service (CLX) Source: Shanghai Shipping Exchange Third Quarter Performance Volume decrease due to additional sailing in prior year Ships running full Seeing expansion of premium for expedited services amid market rate erosion Outlook for 4Q 2013 Volume similar to 2012 Expect freights rates lower than 4Q 2012

Matson Logistics A National Network of Integrated Services Seattle Portland Houston Reno St Paul Chicago Birmingham Dallas Philadelphia Atlanta Savannah Jacksonville Akron Indianapolis Long Beach Phoenix Boston Columbus SF/ Oakland Warehousing & Distribution China Supply Chain Services Domestic & International Intermodal Highway TL and LTL Customer Service Center Logistics Sales International Intermodal Sales Warehousing and Distribution Matson Port Facility Top 10 third-party logistics broker Leverages Matson brand Long-term relationships with customers and vendors Scalable model with high ROIC

Matson Logistics Third Quarter Performance Higher intermodal and highway volume Lower G&A Source: Association of American Railroads Outlook for 4Q 2013 Ongoing expense control focus Margins of 1-2% of revenues Significantly higher YOY performance due to warehouse consolidation and intangibles related charges in 4Q12

Seasoned Management Team Name Title Matson Years in Transportation Matthew J. Cox President & CEO 2001 24 Joel M. Wine SVP & CFO 2011 2 Ronald J. Forest SVP, Operations 1995 35 David L. Hoppes SVP, Ocean Services 1989 32 Kevin C. O’Rourke SVP, General Counsel 1992 35 Vic S. Angoco SVP, Pacific 1996 23 Rusty K. Rolfe President, Matson Logistics 2001 31 More than 175 Years of Combined Transportation Experience

3Q2013 Condensed Income Statement (in $ millions) 3Q13 3Q12 Operating Revenue Ocean transportation $310.1 $ 307.1 Logistics revenue 104.9 94.3 Total operating revenue 415.0 401.4 Costs and Expenses Operating costs 353.6 337.0 Selling, general and administrative 31.8 30.6 Equity in loss (income) of terminal joint venture 2.4 (0.7) Separation costs - 0.3 Operating Income 27.2 34.2 Interest expense 3.6 4.0 Income tax expense 6.4 11.2 Income from Discontinued Operations (net of tax) - (0.1) Net Income $17.2 $ 19.1 Diluted Earnings Per Share ($/share) Continuing Operations 0.40 0.45 Discontinued Operations - - Net Income 0.40 0.45 Key Metrics Total Revenue increased 3.4% Operating costs increased 4.9% Selling, general and administrative expenses increased 3.9% Effective tax rate of 27.1% LTM EBITDA of $174.3 million See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics

Condensed Balance Sheet Assets (in $ millions) 9/30/13 12/31/12 Cash $ 81.8 $ 19.9 Other current assets 230.3 214.2 Total current assets 312.1 234.1 Investment in terminal joint venture 56.6 59.6 Property, net 736.2 762.5 Other assets 115.3 118.1 Total $1,220.2 $1,174.3 Liabilities & Shareholders’ Equity (in $ millions) 9/30/13 12/31/12 Current portion of long-term debt $ 12.5 $ 16.4 Other current liabilities 176.8 177.0 Total current liabilities 189.3 193.4 Long term debt 277.4 302.7 Deferred income taxes 296.9 251.9 Employee benefit plans 106.0 108.0 Other liabilities 35.0 38.4 Total long term liabilities 715.3 701.0 Shareholders’ equity 315.6 279.9 Total $1,220.2 $1,174.3 Cash and Debt Levels Cash up $61.9 million YTD Total debt of $289.9 million Current portion is $12.5 million $111.8 million CCF Deposit in 3Q Net Debt/ LTM EBITDA ratio of 1.19x See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics

Generated $137.8 million in cash flow from operations YTD Maintenance capex of $19.7 million YTD Paid $19.9 million in dividends Reduction of debt by $32.7 million Increased cash position by $61.9 million Cash Generation and Uses of Cash * Does not include $5.7 million in Other Uses of Cash

Attractive 4.35% fixed rate 30-year final maturity, 14.5-year weighted average life No amortization until 2021 Proceeds for general corporate purposes Substantially same financial covenants as existing $219 million senior unsecured notes Expected funding in January 2014, subject to customary closing conditions $100 Million Senior Unsecured Debt Private Placement

Outlook excludes any molasses release impact, which is unknown Ocean Transportation operating income for 4Q13 expected near or slightly below prior year levels: Hawaii volume modestly lower Flat Guam and China volume Modest erosion in China rates Core 9-ship fleet deployment Modest losses at SSAT Logistics operating income expected to be 1-2% of revenues: Modest volume increase, expense control and improved warehouse operations Maintenance capex to be approximately $25 million for the full year, excluding new vessel progress payments 4Q2013 Outlook

Delivery expected in 3Q/4Q 2018 First ship named in honor of Senator Inouye Introducing the Aloha Class Two 3600 TEU dual fuel, LNG capable containerships from Aker Contract price $418 million

The Case for New Builds Expanded capacity allows for continuation of 9-ship fleet deployment as the market recovers over the next 5+ years Renews Hawaii fleet Will continue superior schedule and cargo reliability to Hawaii Market Leadership Compelling financial returns in excess of cost of capital Based on our current forecast, accretive to earnings upon delivery Realizes fuel efficiencies through improved hull and engine design, and LNG capabilities State of the art safety and environmental systems Innovation Financial

Aloha Class Specifications Green Ship Technology 3600 TEU capacity Optimized speed to ensure cargo reliability Additional 45-foot capacity Additional reefer outlets Cell guide spacing (constr. materials) Neighbor Island accessible Fuel efficient hull Dual fuel engines, conventional fuel oils or LNG Double hull fuel tanks State of the art ballast water system Reduced emissions Shore power equipped Future Hawaii Freight Demand

LNG Capable Potentially cheaper source of fuel Dual fuel engines part of vessel design Additional ~$20 million per vessel to complete LNG installation Decision will be driven by LNG availability at the US West Coast ports

Compelling Investment

- Significantly lowers cost per TEU in Hawaii fleet
- Cost efficiencies driven by:
  - Maintaining 9-ship deployment at significantly higher volumes
  - Lower operating costs of modern vessels
    - Lower fuel consumption – ~30% on a per TEU basis using conventional fuel oils
    - Lower crewing, maintenance & repair, and dry-docking costs
- Attractive ROIC investment

	4Q 2013	2014	2015 + 2016	2017 + 2018
Estimated Installment Payment Schedule (excluding owners' items and capitalized interest)	~2%	-	~22%	~76%

MATX LISTED NYSE

Investor Presentation | November 2013 – Slide 24

Matson.

25 25 Appendix Historical Data and Reconciliations

EBITDA1, 2 (in $ Millions) EBITDA and Capex 1 EDITDA and capital expenditure information extracted from previously filed Form 10-Ks which include other income and exclude intercompany income. 2Operating Income is from continuing operations. 2011 expenses included CLX2 costs of $7.1 million primarily related to container repositioning that did not qualify for discontinued operations treatment. Matson estimates additional administrative expenses of approximately $8 to $10 million annually, not included in the financial statements prior to the Company’s June 29, 2012 Separation transaction, will be incurred in future periods related directly to costs associated with operating as a publicly traded company. Capital Expenditures1 (in $ Millions) 2002-2012 Average excluding new Vessels = $40 million

More detailed information is available in previously filed Form 10-Ks and 10-Qs Ocean Transportation Operating Income Operating Income Operating Margin 10-year Average Annual Operating Income: $101.4 million $ millions Adjusted Operating Income Operating Margin $93.2 $105.6 $126.5 $105.6 $57.8 $73.7 $96.6 $118.3 $128.0 $108.3 $0 $20 $40 $60 $80 $100 $120 $140 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0%

Pre-Tax Income (Loss) SSAT Investment More detailed information is available in previously filed Form 10-Ks and 10-Qs 10-year Average Annual Pre-tax Income: $8.5 million $ millions $4.7 $17.1 $13.3 $10.7 $5.2 $6.2 $12.8 $8.6 $3.2 $3.4 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Thousands

Logistics Operating Income More detailed information is available in previously filed Form 10-Ks and 10-Qs Operating Income Operating Margin 10-year Average Annual Operating Income: $10.8 million $ millions Operating Income Operating Margin $4.3 $8.9 $20.8 $21.8 $18.5 $6.7 $7.1 $14.4 $4.9 $0.1 $0 $5 $10 $15 $20 $25 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0%

Selected Segment Data More detailed information is available in previously filed Form 10-Ks and 10-Qs 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Capital Expenditures Ocean Transportation $133.2 $128.6 $173.9 $217.1 $65.8 $35.5 $12.7 $69.4 $44.2 $37.0 Vessel Purchases $100.1 $ 98.2 $148.8 $154.6 $ 1.9 $ 1.3 $ 0.2 0 0 0 Logistics Services $ 0.2 $ 0.1 $ 1.3 $ 1.7 $ 2.0 $ 2.4 $ 0.6 $ 1.8 $ 3.0 $1.1 Total CAPEX $133.4 $128.7 $175.2 $218.8 $67.8 $37.9 $13.3 $71.2 $47.2 $38.1 Depreciation & Amortization Ocean Transportation $ 51.0 $ 56.8 $ 59.5 $ 58.1 $63.2 $66.1 $67.1 $69.0 $70.6 $68.7 Logistics Services $ 0.9 $ 1.2 $ 1.4 $ 1.5 $ 1.5 $ 2.3 $ 3.5 $ 3.2 $ 3.2 $3.4 Total D&A $51.9 $58.0 $60.9 $59.6 $64.7 $68.4 $70.6 $72.2 $73.8 $72.1

Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to EBITDA and Return on Invested Capital (“ROIC”). The Company defines EBITDA as the sum of net income, less income or loss from discontinued operations, plus income tax expense, interest expense and depreciation and amortization. EBITDA should not be considered as an alternative to net income (as determined in accordance with GAAP), as an indicator of our operating performance, or to cash flows from operating activities (as determined in accordance with GAAP) as a measure of liquidity. Our calculation of EBITDA may not be comparable to EBITDA as calculated by other companies, nor is this calculation identical to the EBITDA used by our lenders to determine financial covenant compliance. For purposes of external reporting, the Company defines ROIC as Net Income less Income or Loss from Discontinued Operations plus tax effected Interest Expense divided by Total Debt plus Shareholder Equity. Our calculation of ROIC may not be comparable to ROIC as calculated by other companies. Use of Non-GAAP Measures

GAAP to Non-GAAP Reconciliation (Net Debt and EBITDA) (in $ millions) Third Quarter Last Twelve Months (LTM) 2013 2012 Change As of September 30, 2013 Net Income 17.2 19.1 (1.9) 62.0 Subtract: (Income) loss from discontinued operations - (0.1) 0.1 0.1 Add: Income tax expense 6.4 11.2 (4.8) 29.5 Add: Interest expense 3.6 4.0 (0.4) 14.7 Add: Depreciation & amortization 16.9 18.3 (1.4) 68.0 EBITDA 44.1 52.5 (8.4) 174.3 As of September, 2013 (in $ millions) Total Debt $289.9 Subtract: Cash (81.8) Net Debt $208.1

Dollars in Millions, unless otherwise noted 2012 Net Income 45.9 Subtract: Loss from discontinued operations (6.1) Add: Interest expense (tax effected)1 7.2 Total Return 59.2 Total Debt 319.1 Shareholder Equity 279.9 Total Invested Capital2 599.0 ROIC (Total Return/Total Invested Capital) 9.9% The effective tax rate for 2012 was 38.82% Total Debt and Shareholder Equity as of December 31, 2012 GAAP to Non-GAAP Reconciliation (ROIC)

GAAP to Non-GAAP Reconciliation (EBITDA) Dollars in Millions 2002 2003 2004 2005 2006 2007 2008 2009 2010 Segment Operating Income Excluding Discontinued Ops 45.5 97.5 119.0 142.6 126.8 148.0 124.1 64.5 125.4 Segment Depreciation and Amortization 51.2 51.9 58.0 60.9 59.6 65.2 68.5 70.6 70.8 EBITDA 96.7 149.4 177.0 203.5 186.4 213.2 192.6 135.1 196.2 More detailed information is available in previously filed Form 10-Ks and 10-Qs